Stockholders' Equity	6 Months Ended
Jun. 30, 2019
Stockholders' Equity [Abstract]
Stockholders' Equity

8.Stockholders’ Equity

During the first half of 2019, the Company sold 267,877 common shares for net proceeds of $871. During the first half of 2018, the Company sold 1,016,870 common shares from its treasury stock for net proceeds of $3,571.

On January 30, 2019 and April 30, 2019, the Company paid dividends of $0.50 per share, $2,000 in total, on its 8.00% Series B Preferred Shares, $0.55469 per share, $2,218 in total, on its 8.875% Series C Preferred Shares and $0.59375 per share, $7,125 in total, on its 9.50% Series F Preferred Shares. On January 30, 2018 and April 30, 2018, the Company paid dividends of $0.50 per share, $2,000 in total, on its 8.00% Series B Preferred Shares and $0.55469 per share, $2,219 in total, on its 8.875% Series C Preferred Shares.

On February 28, 2019, and May 29, 2019, the Company paid dividends of $0.54687 per share, $3,746 in total, on its 8.75% Series D Preferred Shares and $0.57812 per share $5,319 in total, on its Series E Preferred Shares. On February 28, 2018 and May 29, 2018, the Company paid dividends of $0.54687 per share, $3,746 in total, on its Series D Preferred Shares.

On June 28, 2018, the Company completed an offering of 5,400,000 of its Series F Cumulative Redeemable Perpetual Preferred Shares, par value $1.00 per share, liquidation preference $25.00 per share, raising $130,553, net of underwriter’s discount and other expenses. Dividends on the Series F Preferred Shares are cumulative from the date of original issue and are payable quarterly in arrears on the 30th day of January, April, July and October of each year, commencing October 30, 2018, when, as and if declared by the board of directors. Dividends will be payable from cash available for dividends at a rate equal to 9.50% per annum of the stated liquidation preference prior to July 30, 2028 and from and including July 30, 2028, at a floating rate equal to three-month LIBOR plus spread of 6.54% per annum of the stated liquidation preference.

On May 30, 2019, the Company paid a dividend of $0.05 per common share, outstanding which was declared on March 29, 2019. On May 10, 2018, the Company paid a dividend of $0.05 per common share outstanding which was declared on March 12, 2018. On August 8, 2018, the Company paid a dividend of $0.05 per common share outstanding which was declared on June 15, 2018.

In the second quarter of 2019, Mare Success S.A, owned 51% by the Company, increased its paid-in capital by $20,408, of which $10,408 constituted the 51% portion contributed by the Company and the $10,000 constituted the 49% portion contributed by Polaris Oil Shipping Inc., an affiliate of Flopec Petrolera Ecuatoriana (“Flopec”). After the recapitalization, the shareholding of Mare Success S.A. remained at 51% owned by the Company and 49% owned by Polaris. The additional paid-in capital was made to finance part of the intragroup sale of vessels, in particular, the panamax tankers, Selini and Salamina. During the second quarter of 2019, the Company transferred the net assets of Selini and Salamina to Mare Success. S.A. The Company accounted the transaction at the carrying amounts of the net assets.

On June 28, 2019, the Company declared the redemption of all of its 2,000,000 Series B Preferred Shares, $25.00 per share and the payment of the final dividend of $0.50 per share, on the same date, July 30, 2019. Upon declaration, the Company re-classified an amount equal to the fair value of the Series B Preferred Shares from equity to current liabilities. The difference between the carrying value and the fair value of the Series B Preferred Shares, amounting to $2,750, was recognized as a reduction of retained earnings as a deemed dividend, and has been considered in the calculations of Loss per Common Share in 2019 (Note 10).